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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 1999


                            INTERVISUAL BOOKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         CALIFORNIA                      1-10916                 95-2929217
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)

           2716 OCEAN PARK BLVD., SUITE 2020, SANTA MONICA, CA 90405
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 396-8708

                                 NOT APPLICABLE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Pursuant to an Agreement and Plan of Merger, as amended (the "Merger Agreement"), among Intervisual Books, Inc. (the "Company"), FFM Acquisition Corp., a wholly-owned subsidiary of the Company ("Subsidiary"), Fast Forward Marketing, Inc. ("Fast Forward"), Steven D. Ades ("Ades") and Steven D. Ades and Laurie Levit as Trustees of the Steven Ades and Laurie Levit Revocable Family Trust (the "Trust"), on May 14, 1999 the Company acquired all the issued and outstanding securities of Fast Forward in exchange for 670,000 shares of the Company's common stock and certain additional cash rights. Of the 670,000 shares issued by the Company, 594,940 shares were issued to the Trust and 75,060 shares were issued to certain employees of Fast Forward in settlement of deferred compensation arrangements. The additional cash rights consist of (i) a contingent payment of up to $200,000 payable on or before May 1, 2000, depending upon the gross margins of Fast Forward during 1999 and (ii) an additional payment of up to $150,000 plus interest thereon payable on or before May 1, 2001, less the amount of tax withholdings withheld by the Company in accordance with the settlement of certain compensation plan arrangements of Fast Forward. The amount of consideration paid in the transaction was determined by negotiation between the parties.

        Fast Forward is an independent sales organization that distributes video and audio products for major motion picture studios. This transaction will be accounted for by the Company as a purchase.

        In connection with the acquisition, The Hunt Family Trust entered into an Amended and Restated Voting Agreement (the "Voting Agreement") with Steven Ades and the trustees of the Trust. Under the Voting Agreement, The Hunt Family Trust agreed to vote its shares in favor of the election to the Company's Board of Directors of Steven Ades and a second nominee mutually-acceptable to the Company and Mr. Ades, as long as Mr. Ades is employed by the Company. In return, Steven Ades and the Trust agreed to vote their shares in favor of those persons recommended or nominated for election for director by the Company's Board of Directors. The Voting Agreement terminates upon the occurrence of certain events.

        Also in connection with the acquisition, the Trust, Steven Ades and those employees of Fast Forward who received shares of the Company's stock in connection with the settlement of certain compensation arrangements also executed a Restricted Stock Agreement which limits the transferability of the shares which they received. The limitations lapse over time and terminate upon the occurrence of certain events.




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       As an inducement to join the Company, the Company entered into employment contracts and option agreements with Steven Ades, Steven Selsky and Steven Wallace, all executives of Fast Forward.

      The Merger Agreement, the Voting Agreement and the Restricted Stock Agreement are attached hereto as exhibits and are incorporated herein.

ITEM 5. OTHER EVENTS

      On May 12, 1999, the Company signed an agreement with Santa Monica Bank that provides for borrowings of up to a maximum of $2,000,000 depending on availability. This agreement expires on May 1, 2000 and has an interest rate of 2.5% over prime. Also on May 12, 1999, the Company signed a second loan agreement that provides for a revolving line of credit of up to $2,300,000. This subordinated facility is for one year and it has an interest rate of 5% above the Libor rate. At the Company's option, this second facility can be extended for one additional year under the same terms and conditions. If the Company decides to extend this line, the agreement provides for the issuance of warrants to purchase up to 150,000 shares of the Company's common stock. The warrants shall be exercisable for up to two years after issuance at a price equal to the average trading price of the Company's common stock for the 20-day period prior to the Company's notice to extend the loan agreement.

      In both credit agreements, the Company makes affirmative and negative covenants and the agreement with Santa Monica Bank contains financial covenants. In connection with both agreements, the Company granted to the lenders a security interest in all of its assets.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Business Acquired

      Pursuant to Instruction (a)(4) of Item 7 of Form 8-K, the financial statements required to be filed with this Form 8-K will be filed by amendment no later than July 28, 1999.

      (b)   Proforma Financial Information

      Pursuant to Instruction (a)(4) of Item 7 of Form 8-K, the proforma financial information required to be filed with this Form 8-K will be filed by amendment no later than July 28, 1999.



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(c)   Exhibits

      2.1 Agreement and Plan of Merger dated March 29, 1999 among Intervisual Books, Inc., FFM Acquisition Corp., Fast Forward Marketing, Inc., Steven D. Ades and Steven Ades and Laurie Levit as Trustees of the Levit Revocable Family Trust.

      2.2 Amendment No. 1 to Agreement and Plan of Merger dated April 29, 1999 among Intervisual Books, Inc., FFM Acquisition Corp., Fast Forward Marketing, Inc., Steven D. Ades and Steven D. Ades and Laurie Levit as Trustees of the Levit Revocable Family Trust.

      2.3 Amended and Restated Voting Agreement dated May 19, 1999 among Steven D. Ades, Steven Ades and Laurie Levit, Trustees of the Levit Revocable Family Trust and Waldo H. Hunt, Trustee of The Hunt Family Trust.

      2.4 Restricted Stock Agreement dated May 13, 1999 among Intervisual Books, Inc., Steven Ades and Laurie Levit, Trustees of the Levit Revocable Family Trust, Rhonda Saperstein, Barbara Abella, Steven Selsky and Steven Wallace.

      10.1 Loan and Security Agreement dated May 13, 1999 among Zindart Limited, Intervisual Books, Inc. and FFM Acquisition Corp.

      10.2 Intellectual Property Security Agreement dated May 13, 1999 between Intervisual Books, Inc. and Zindart Limited.

      10.3 Intellectual Property Security Agreement dated May 13, 1999 between Zindart Limited and FFM Acquisition Corp.

      10.4 Subordination Agreement dated as of May 12, 1999 among Santa Monica Bank, Zindart Limited, Intervisual Books, Inc. and FFM Acquisition Corp.

      10.5 Loan and Security Agreement dated May 13, 1999 among Intervisual Books, Inc., FFM Acquisition Corp. and Santa Monica Bank.

      10.6  Secured Promissory Note dated as of May 12, 1999.



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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 26, 1999                       INTERVISUAL BOOKS, INC.

                                          By:    /s/ Waldo H. Hunt
                                                 -------------------------------
                                          Name:  Waldo H. Hunt
                                          Title: Chairman and Chief Executive
                                                 Officer






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                                 EXHIBIT INDEX


      2.1 Agreement and Plan of Merger dated March 29, 1999 among Intervisual Books, Inc., FFM Acquisition Corp., Fast Forward Marketing, Inc., Steven D. Ades and Steven Ades and Laurie Levit as Trustees of the Levit Revocable Family Trust.

      2.2 Amendment No. 1 to Agreement and Plan of Merger dated April 29, 1999 among Intervisual Books, Inc., FFM Acquisition Corp., Fast Forward Marketing, Inc., Steven D. Ades and Steven D. Ades and Laurie Levit as Trustees of the Levit Revocable Family Trust.

      2.3 Amended and Restated Voting Agreement dated May 19, 1999 among Steven D. Ades, Steven Ades and Laurie Levit, Trustees of the Levit Revocable Family Trust and Waldo H. Hunt, Trustee of The Hunt Family Trust.

      2.4 Restricted Stock Agreement dated May 13, 1999 among Intervisual Books, Inc., Steven Ades and Laurie Levit, Trustees of the Levit Revocable Family Trust, Rhonda Saperstein, Barbara Abella, Steven Selsky and Steven Wallace.

      10.1 Loan and Security Agreement dated May 13, 1999 among Zindart Limited, Intervisual Books, Inc. and FFM Acquisition Corp.

      10.2 Intellectual Property Security Agreement dated May 13, 1999 between Intervisual Books, Inc. and Zindart Limited.

      10.3 Intellectual Property Security Agreement dated May 13, 1999 between Zindart Limited and FFM Acquisition Corp.

      10.4 Subordination Agreement dated as of May 12, 1999 among Santa Monica Bank, Zindart Limited, Intervisual Books, Inc. and FFM Acquisition Corp.

      10.5 Loan and Security Agreement dated May 13, 1999 among Intervisual Books, Inc., FFM Acquisition Corp. and Santa Monica Bank.

      10.6  Secured Promissory Note dated as of May 12, 1999.